UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2023

PROFESSIONAL DIVERSITY NETWORK, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35824	80-0900177
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

55 E. Monroe Street, Suite 2120, Chicago, Illinois 60603

(Address of principal executive offices)

Registrant’s telephone number, including area code: (312) 614-0950

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	IPDN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, (i) on May 24, 2022, Nasdaq Listing Qualifications staff (“Nasdaq Staff”) notified the Company that it no longer complied with the minimum bid price requirement under Listing Rule 5550(a)(2), (ii) on November 22, 2022, Nasdaq Staff notified the Company that it had determined to delist the Company as it did not comply with bid price requirement for listing on The Nasdaq Stock Market (“Nasdaq”), and (iii) on November 24, 2022, the Company requested a hearing, which was held on January 5, 2023. Also as previously disclosed, in order to comply with the Nasdaq minimum bid price requirement, the Company effected a 2 for 1 reverse stock split, effective January 4, 2023.

On January 20, 2023, the Company received a letter from Nasdaq Hearings Panel’s (the “Panel”) confirming that the Company has regained compliance with the bid price requirement in Nasdaq Listing Rule 5550(a)(2) and meets all other applicable continued listing requirements to remain listed in Nasdaq. The Panel has also determined to impose a Panel Monitor on the Company until October 20, 2023. If at any time before the end of the monitor period, Nasdaq Staff or the Panel determines that the Company has failed to meet the minimum bid price requirement (that is, the Company has had a closing bid price under $1.00 for a period of 30 consecutive trading days), or any other requirement for continued listing on Nasdaq, Nasdaq Staff will issue a Delist Determination and the Hearings Department of Nasdaq will promptly schedule a new hearing, with the initial Hearings Panel or a newly convened Hearings Panel if the initial Hearings Panel is unavailable. During the monitor period, the Company will be under an obligation to notify the Panel immediately, in writing, in the event its bid price falls below the minimum requirement for any reason, of if the Company falls out of compliance with any applicable continued listing requirement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Professional Diversity Network, Inc.

Date: January 23, 2023	/s/ Adam He
Adam He, Chief Executive Officer